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                                                                    Exhibit 10.4

                                                                 NUNEZ i NAVARRO

                                  CAMARA DE LA PROPIEDAD
                                  URBANA DE BARCELONA
                                  SECCION REGISTRO DE CONTRATOS
                                  CERTIFICO:
                                  Que el presente contrato queda
                                  registrado con el no. 359966
                                  mediante fotocopia en el
                                  Registro de Contratos de Arrendamiento de esta Camara.

                                  Barcelona,
                                  21 MAR 2000
                                  EL JEFE DE LA SECCION

                  CONTRATO DE ARRENDAMIENTO DE LOCAL DE NEGOCIO

                            OBJETO DEL ARRENDAMIENTO


LOCAL:     NUMERO UNO

UBICACION: C.CISTER, 6

POBLACION: BARCELONA

        740226/281/AC

        EN BARCELONA, a 8 FEB 2000

                REUNIDOS

        De una parte como arrendador:

DON JUAN DALMAU CARCELLER, mayor de edad, provisto del D.N.I. no. 37624696P expedido en Sant Cugat del Valles, el 16 de Agosto de 1991, y DON JOSE Ma NUNEZ NAVARRO, mayor de edad, provisto del D.N.I. no. 35045425A expedido en Barcelona, el 10 de Diciembre de 1997, ambos domiciliados en la calle Comte d'Urgell, 230 de esta ciudad.

Dicen obrar en nombre y representacion de la Compania EDIFICACIONES AVENIDA, S.A. con el N.I.F. no. A08303778 constituida por tiempo indefinido, ante el notario de barcelona, Don Enrique Gabarro Samso, bajo el numero 4125/72 de su protocolo e inscrita en el Registro Mercantil de Barcelona, tomo 2187, libro 1584, folio 112, Seccion 2a, hoja no. 22053. Sus facultades les fueron conferidas como Apoderados da la Compania Mercantil SERVICIOS TECNICOS Y ADMINISTATIVOS INMOBILIARIOS S.A. (SETEINSA), en meritos de escritura de poder de fecha 16 de Enero 1987, autorizadas por el Notario de Barcelona Don Raul Vall Vilardell, bajo el numero 167 de su protocolo, y siendo SETEINSA Administradora unica de la Compania EDIFICACIONES AVENIDA, S.A., segun nombramiento de fecha 06/05/96 otorgado ante la Notaria de Barcelona Dona Ma Isabel Gabarro Miguel, con el no. 1593/96 de su protocolo e inscrita en el Registro Mercantil de Barcelona. Ambas Sociedades tienen sus oficinas en la calle Comte d'Urgell no. 230 de Barcelona.

De otra parte, como arrendatario:

                                        1

        NOU TELEFON 93 353 69 50 URGELL 230.08036 BARCELONA  TEL: 93 322 44 52.
                                                              FAX: 93 410 70 99
                                                             E-mail- nvn@nvn.es

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                                                          CAMBRA DE LA
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DON TODD COZZENS, mayor de edad, con Pasaporte no. 700648022 con domicilio en la CI. Cister no. 2,1 2 de Barcelona.

Dice obrar en calidad de Consejero Delegado de la Compania PICIS RESEARCH
AND DEVELOPMENT, S.A. con el C.I.F. no. A60676947, constituida mediante Escritura Publica otorgada ante el Notario de Barcelona, Don Josep Alfons Lopez Tena bajo el numero 1252 de su protocolo de fecha 26 de Octubre de 1994 y que tiene facultades para otorgar este contrato, nombrado para ese cargo como consta en Escritura de nombramiento, autorizada por el notario de Barcelona Don Juan Jose Lopez Bumiol, bajo el numero 1944 de su protocolo y fecha 21 de Junio de 1999.

Las partes expresan y reciprocamente se reconocen, en la condicion en la que actuan, capacidad legal bastante para este acto, y

     EXPONEN:

     I.-) Que la Compania Mercantil EDIFICACIONES AVENIDA, S.A., es propietaria del LOCAL NUMERO UNO de la finca de la calle de C.CISTER, 6, sita en BARCELONA. ENTIDAD 8 que consta inscrita en el Registro de la Propiedad no. 6 de Barcelona, al tomo 1364, libro 1364, follo 22, finca 55625N, inscripcion 2.

TITULO: Pertenece el citado local a la Compania Mercantil EDIFICACIONES AVENIDA, S.A. en los terminos que resulta de la escritura de Obra Nueva, Division y Subdivision y Adjudicacion, otorgada por la Notario de Bilbao, Don Antonio Ledesma Garcia, el 4 de Diciembre de 1996, con el numero 4752 de su protocolo.

REFERENCIA CATASTRAL: Corresponde al local la siguiente identificacion:
7749446DF2874H0092, segun consta en el recibo del Impuesto de Bienes Inmuebles.

     II.-) Que, interesando a la Compania PICIS RESEARCH AND DEVELOPMENT, S.A. el arrendamiento de la descrita entidad, ambas partes convienen en suscribir el presente contrato de arrendamiento, el cual se regira, salvo lo dispuesto, con caracter imperativo, en los Titulos I, IV y V de la Ley de Arrendamientos Urbanos, por los pactos que seguidamente se transcriben y, en defecto de pacto expreso, quieren las partes que quede sujeto a lo dispuesto en el Codigo Civil, y subsidiariamente, a lo dispuesto en el Titulo III de la Ley 29/1994 de Arrendamientos Urbanos.

     En especial, sujetan las partes el presente contrato a los siguientes

     PACTOS:

PRIMERO.- Constituye el objeto del presente contrato de arrendamiento el local descrito en el anterior Expositivo I, en el bien entendido que quedan

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excluidos del mismo la fachada, partes laterates de la entrada, azotea y vestibulo de la escalera.

     En este acto el ARRENDADOR hace entrega al ARRENDATARIO de un juego de planos identificando el local objeto del presente contrato, firmados por ambas partes.

SEGUNDO.- EI ARRENDATARIO recibe el local arrendado en perfecto estado para el uso a que se destina, compuesto por cerraduras, cristales, instalaciones de toda clase y enseres de servicio, y en igual estado y a plena satisfaccion de la propiedad tendra que devolverlo a la terminacion del plazo contractual.

TERCERO.- El local arrendado sera destinado por el ARRENDATARIO al uso de OFICINAS DE COMERCIALIZACION DE SISTEMAS INFORMATICOS, obligandose el mismo a no alterar dicho destino y a no modificario sin el previo consentimiento del ARRENDADOR.

CUARTO.- El presente arrendamiento se pacta por una duracion de SEIS anos y empezo a regir el dia 01/01/2000, dicho plazo de seis anos sera prorrogable en un periodo de cinco anos mas, obligatorios para el ARRENDADOR y potestativos para el ARRENDATARIO, siempre y cuando se cumplan las condiciones de revision de los apartados a, b, c y d de la Clausula Adicional.

     Durante el primer ano de vigencia del presente contrato en el caso que el ARRENDATARIO renunciase al arrendamiento o abandonare el local arrendado con anterioridad a la fecha de vencimiento del termino establecido en el presente contrato, debera notificar su proposito por escrito al ARRENDADOR con TRES (3) meses de antelacion por lo menos y vendra obligado a indemnizar al ARRENDADOR con una cantidad equivalente a la totalidad de las rentas pendientes hasta completar la anualidad corriente.

     A partir del segundo ano de vigencia del presente contrato en el caso que el ARRENDATARIO renunciase al arrendamiento o abandonare el local arrendado en el presente contrato, debera notificar su proposito por escrito al ARRENDADOR CON TRES (3) meses de antelacion por lo menos y vendra obligado a indemnizar al ARRENDADOR con una cantidad equivalente a la totalidad de las rentas pendientes hasta completar dicho preaviso de tres meses, si este no se cumpliese.

QUINTO.- La renta del presente contrato de arrendamiento se fija en la total suma de QUINIENTAS ONCE MIL QUINIENTAS PESETAS (511,500,000 ptas.) 3.074,18 euros mensuales y se mantendra inalterable durante el primer ano de duracion del contrato. La renta se devengara a partir del 1 de Febrero de 2000.

     La renta se revisara anualmente en funcion del aumento o disminucion del indice del coste de vida, aplicando, a la renta inicialmente pactada o a la correspondiente a la anterior, la variacion porcentual experimentada por el

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Indice General Nacional del Sistema de Indices de Precios de Consumo en un
periodo de doce meses inmediatamente anteriores a la fecha de cada actualizacion, tomando como mes de referencia para la primera actualizacion el que corresponda al ultimo indice que estuviera publicado en la fecha de celebracion del contrato, y en las sucesivas, el que corresponda al ultimo aplicado.

     La renta actualizada sera exigible al ARRENDATARIO a partir del mes siguiente a aquel en que la parte interesada lo notifique a la otra parte por escrito, expresando el porcentaje de alteracion aplicado.

     Dado que la publicacion de los indices definitivos de los precios de consumo normalmente se demora, las partes convienen aplicar el indice provisional correspondiente, sin perjuicio del reajuste que proceda a la vista del indice definitivo cuando se publique.

     En ningun caso, la demora en aplicar la revision supondra renuncia o caducidad de la misma.

       La renta se incrementara mensualmente con el importe correspondiente al Impuesto sobre el Valor Anadido, que en la actualidad es del 16%, o por el impuesto que sustituya a este, si asi lo acordase la Administracion Publica.

SEXTO.- El pago de la renta se efectuara, por meses anticipados, dentro de los cinco primeros dias de cada mes mediante domiciliacion bancaria con cargo a la cuenta de que es titular el ARRENDATARIO no. 0081-0200-26-0001033911 del Banco BANCO DE SABADELL, y subsidiariamente en el domicilio del ARRENDADOR, EL ARRENDATARIO vendra obligado al pago de cualquier gasto, o cargo que por tal gestion pudiera devengarse, con total indemnidad para el ARRENDADOR.

     La devolucion o impago de uno de cualesquiera de los recibos de renta, sea cual fuera la fecha de la devolucion o el impago, dara derecho al ARRENDADOR al cobro de los correspondientes gastos de devolucion que establezca la entidad bancaria por dicho motivo.

     El pago con demora de la renta y demas cantidades a cargo del ARRENDATARIO, sufrira a partir de la fecha de impago un recargo al tipo del interes legal vigente incrementado en cuatro (4) puntos porcentuales, que se computara desde dicha fecha. Los honorarios de Abogado y Procurador, asi como las costas que se devengaren por la reclamacion de tales rentas y demas cantidades, correran a cargo del ARRENDATARIO, aun cuando su imposicion no fuera preceptiva.

SEPTIMO.- El ARRENDATARIO entrega en este acto la cantidad de UN MILLON VEINTITRES MIL PESETAS (1.023.000,00 ptas.) 6.148,35 euros, en

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concepto de fianza legal, equivalentes a dos mensualidades da la renta inicial, cuya cantidad, durante la vigencia del contrato no podra imputarse, en ningun caso, al pago de las rentas devengadas por el arrendamiento.

     Durante la vigencia del presente contrato, y de conformidad a lo dispuesto en el apartado numero 5 del articulo 36 de la Ley de Arrendamientos Urbanos, la fianza establecida se ira complementando anualmente en concepto de garantia adicional, de forma analoga a la actualizacion procedente de la renta, de tal forma que el importe de la fianza debera ser igual al importe equivalente a dos mensualidades de la renta que en aquel momento se satisfaga.

     La fianza y complemento asi depositados por el ARRENDATARIO, le sera devuelta al finalizar al vigencia del presente contrato, y una vez se hayan justificado por el ARRENDATARIO las bajas de los diferentes servicios contratados, tales como agua, electricidad, gas, telefono, etc., con sus correspondientes finiquitos, y, si procediere, se deduciran las rentas devengadas y no pagadas, el importe de los danos y deterioros causados, asi como aquellos otros gastos que, correspondiendo al ARRENDATARIO su pago, hayan sido satisfechos por el ARRENDADOR.

OCTAVO.- Con independencia de la renta pactada, y de los incrementos que el importe de la misma pueda sufrir en virtud de lo establecido en las clausulas de revision, el ARRENDATARIO se obliga a satisfacer:

     a) La adquisicion, conservacion, reparacion y/o sustitucion de los contadores de suministros y el importe de los consumos.

     b) El aumento de prima en el Seguro de incendio del inmueble, si este fuere debido a la instalacion o indole del negocio.

     c) Los gastos derivados del presente contrato, tales como timbres, gestion y registro, obtencion de permiso o licencia de apertura, asi como los gastos y honorarios del Administrador, para su formalizacion y tramitacion.

     d) El total importe del Impuesto sobre Bienes Inmuebles que corresponda al local arrendado. Cuando la cuota no estuviera individualizada, se dividira en proporcion a la superficie.

     e) Cuantos incrementos puedan sobrevenir como consecuencia de la variacion de cualquier otro impuesto que grave a la propiedad, y por aumento en las bases o tipos de las contribuciones, arbitrios, tasas y cualquier tipo de impuesto en general.

     f) Asimismo seran de cuenta del ARRENDATARIO todos los gastos de Comunidad, tanto los ordinarios como los extraordinarios, en los que se incluye la parte proporcional que, al local arrendado le corresponda del servicio de porteria, vigilancia, inclusive la Seguridad Social, modificacion salarial, dicho ello con caracter enunciativo y no limitativo. A tal efecto, el ARRENDATARIO abonara mensualmente la cantidad de NOVENTA Y OCHO MIL PESETAS (98.000,00 ptas.) 588,99 euros, en concepto de provision de fondos para

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atender dichos gastos de Comunidad, efectuandose por el ARRENDADOR la correspondiente liquidacion.

     g) A satisfacer la cantidad de 4.100 ptas. 26,64 eur./mes como cuota fija durante la primera anualidad del contrato, en concepto de gastos de mantenimiento de la instalacion de aire acondicionado. Dicha cuota se revisara anualmente en el mismo porcentaje que el de la actualizacion de la renta.

     A tal efecto, el ARRENDATARIO acepta el contrato de mantenimiento que el ARRENDADOR tiene suscrito con la empresa NN VILADAL, S.L., y del que se une fotocopia del presente contrato, del que resulta que el coste del servicio de mantenimiento es de 49.200 ptas. 295,70 eur./ano.

NOVENO.- Para llevar a termino obras de adaptacion, el ARRENDATARIO precisara tambien, de la misma forma que para cualquier tipo de obras, autorizacion escrita del ARRENDADOR. A la terminacion por cualquier causa del presente contrato, las obras e instalaciones que el arrendatario hubiese realizado quedaran en beneficio de la finca, salvo que el arrendador opte por que se reponga a la situacion de origen, en cuyo caso las obras necesarias para ello, seran a cargo del arrendatario.

DECIMO.- Son a cargo del ARRENDATARIO el mantenimiento, conservacion y reparacion del local y sus instalaciones. Dicho sea de forma meramente enunciativa y no limitativa, el ARRENDATARIO se obliga a:

     a).- Mantener decorosamente y en perfecto estado de uso y conservacion el local, respetando los elementos comunes, en especial sus partes visibles tales como balcones, terrazas, toldos, jardineria y pintura.

     b).- Respetar los Estatutos y los acuerdos de la Comunidad de Propietarios que le traslade el ARRENDADOR.

     c).- A conservar lo arrendado en perfecto estado, y no instalar transmisiones, motores, maquinas, etc., que produzcan vibraciones o ruidos molestos para los demas ocupantes del inmueble o de los colindantes, o que puedan afectar a la consistencia, solidez o conservacion del inmueble.

     d).- A no almacenar o manipular en el local arrendado materias explosivas, inflamables, incomodas o insalubres, y observar en todo momento las ordenanzas administrativas vigentes en cada momento.

     e).- A permitir el acceso, al local arrendado al ARRENDADOR, al Administrador y a los operarios o industriales que los mismos designen para la realizacion, inspeccion y comprobacion de cualquier clase de obras o reparaciones que afecten, tanto a la finca arrendada como al inmueble en la que la misma se encuentre ubicada, con un preaviso de 24 horas.

     f).- El ARRENDATARIO se hace directa y exclusivamente responsable de cuantos danos puedan ocasionarse a terceras personas o cosas, y sean consecuencia directa o indirecta, del negocio instalado, con total y entera indemnidad para el ARRENDADOR.

     g).- El ARRENDATARIO se obliga asimismo, a no instalar letreros luminosos o rotulos en la fachada del edificio, asi como porches, marquesinas
o la adicion de cualquier otro elemento en la fachada y exterior del inmueble. Asimismo, el ARRENDATARIO se obliga a no instalar dentro del local

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arrendado ni letreros ni rotulos luminosos ni, en general, elemento publicitario alguno visible desde el exterior del edificio que pueda afectar a la unidad armonica del conjunto del edificio.

DECIMO-PRIMERO. - El ARRENDADOR no asume responsabilidad alguna si, por los organismos competentes, no se concediera al ARRENDATARIO la apertura, o se prohibiera la misma una vez autorizada. Los impuestos, arbitrios, contribuciones, tasas y demas tributos de cualquier clase que se impongan correspondientes al negocio, o por razon del mismo, son de exclusiva cuenta y cargo del ARRENDATARIO, con total y entera indemnidad para el ARRENDADOR.

DECIMO-SEGUNDO. - Queda exento el ARRENDADOR de toda responsabilidad por la falta de cualquler suministro o servicio.

DECIMO-TERCERO. - El ARRENDATARIO renuncia de forma expresa a los derechos de adquisicion preferente dispuesto en al articulo 25, en relacion al articulo 31 de la Ley de Arrendamientos Urbanos, ya sea en su forma de tanteo y/o de retracto.

DECIMO-CUARTO. - El ARRENDATARIO se obiiga a no ceder, subrogar, subarrendar, ya sea total o parcialmente, el local objeto del presente contrato, sino con expresa autorizacion por escrito del ARRENDADOR, haciendo expresa renuncia al derecho que le atribuye el art.32.1 de la Ley.

     Cualquiera de los supuestos de fusion, transformacion o escision de la Sociedad arrendataria, se reputaran, a los efectos del presente contrato, como cesion en la persona del ARRENDATARIO.

DECIMO-QUINTO.-En caso de incumplimiento por alguna de las partes de cualquier obligacion de las expresadas en este contrato o en la Ley que sea aplicable, la otra parte podra pedir la resolucion del contrato y la indemnizacion de danios y perjuicios, o unicamente esta ultima, dejando el contrato subsistente.

     Ademas, y de forma expresa, el ARRENDADOR podra resolver de forma automatica el presente arrendamiento para el caso de que el ARRENDATARIO estuviera incurso en cualquier tipo de procedimiento concursal, tal como suspension de pagos o quiebra.

DECIMO-SEXTO.-Llegado el vencimiento del contrato, o en su caso de su prorroga, y para el supuesto de que el ARRENDATARIO no desalojare el local objeto del presente arrendamiento, y el ARRENDADOR hubiera realizado la comunicacion a que se refiere el primer parrafo del Pacto CUARTO, el propio ARRENDATARIO, se obliga a satisfacer, en concepto de indemnizacion por danos y perjuicios, la cantidad de CINCUENTA Y UNA MIL CIENTO CINCUENTA PESETAS (51.150,-Ptas.), por dia natural transcurrido desde la

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fecha de finalizacion del contrato; hasta el definitivo y completo desalojo del mismo.

DECIMO-SEPTIMO. - El ARRENDATARIO en ningun caso tendra derecho a percibir la indemnizacion por clientela, fondo de comercio o por cualesquiera otros conceptos afines a que refiere el articulo 34 de la Ley de Arrendamientos Urbanos, haciendo expresa renuncia al derecho establecido en dicho precepto.

DECIMO-OCTAVO. - El ARRENDATARIO fija como domicilio para la practica de toda clase de notificaciones y requerimientos el local objeto del presente contrato, obligandose a notificar al ARRENDADOR cualquier variacion.

DECIMO-NOVENO. - El presente arrendamiento no esta sujeto a retencion, habida cuenta la obligatoriedad que tiene la Sociedad ARRENDADORA de tributar por el epigrafe 861 de las tarifas del Impuesto de Actividades Economicas, todo ello segun lo establecido en el Real Decreto 113/98 de 30 de enero. Asimismo se adjunta al presente contrato certificacion expresa de la Hacienda Publica que acredite dicha tributacion.

VIGESIMO.- Como consecuencia del presente contrato, en el dia de la fecha, la cantided total a satisfacer mensualmente mientras no surjan las variaciones previstas, es la cantidad de (711.776,00 Ptas.) SETECIENTAS ONCE MIL SETECIENTAS SETENTA Y SEIS PESETAS 4.277,86 Euros desglosadas:

Renta Base Pactada:....                 511.500,00 pts.     3.074,18 e
Prov. Gastos comunidad                   98.000,00 pts.       588,99 e.
Mantenimiento aire acondicionado          4.100,00 pts.        24,64 e.
I.V.A. 16%.............                  98.176,00 pts.       590,05 e.

VIGESIMO-PRIMERO.- En este acto la parte arrendataria hace entrega a la Sociedad EDIFICACIONES AVENIDA, S.A. de la cantidad de (1.734.776,00 Ptas.) UN MILLON SETECIENTAS TREINTA Y CUATRO MIL SETECIENTAS SETENTA Y SEIS PESETAS 10.426,21 Euros y que corresponden a los siguientes conceptos:

Alquiler mes de Febrero                 511.500,00 pts.     3.074,18 e.
Prov. Gts. comunidad mes.                98.000,00 pts.       588,99 e.
Mantenimiento aire acondicionado          4.100,00 pts.        24,64 e.
I.V.A. 16%............                   98.176,00 pts.       590,05 e.
Deposito fianza.......                1.023.000,00 pts.     6.148,35 e.

VIGESIMO-SEGUNDO.- Ambas partes designan como lugar del cumplimiento del presente contrato la ciudad de Barcelona, y con expresa renuncia a sus propios fueros y domicilios, se someten voluntaramente a la competencia y jurisdiccion de los Juzgados y Tribunales de Barcelona, para cualquier duda,

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cuestion o divergencia que la interpretacion, cumplimiento y ejecucion de este contrato pudiera aparejar.

CLAUSULA ADICIONAL.- Al termino de la vigencia del contrato, es decir, a los seis anos, la ARRENDADORA se obliga a prorrogar el mismo por otro periodo de cinco anos, quedando condicionada la prorroga a los siguientes requisitos:

     a) Con seis meses de antelacion al vencimiento del termino convenido en el contrato, el ARRENDATARIO comunicara por escrito al ARRENDADOR, su voluntad de prorrogar el contrato.

     b) En el plazo de 30 dias el ARRENDADOR comunicara por escrito la nueva renta propuesta como "Valor de mercado" en dicho momento. Si en el plazo de 30 dias no comunica por escrito su oposicion, se entendera automaticamente aceptada la nueva renta, que se devengara desde la fecha de inicio de la prorroga.

     c) En caso de discrepancia con la nueva renta propuesta, el ARRENDATARIO, lo comunicara por escrito en el plazo de 30 dias, a contar de la fecha de recepcion de la comunicacion a que se refiere el apartado b) sometiendose, en este caso, las partes al valor que fije el dictamen que dicta el Presidente del Colegio de Agentes de la Propiedad Inmobliaria de Barcelona, al cual ambas partes nombran como Arbitro.

          La nueva renta se devengara desde la fecha de inicio de la prorroga.

     d) Si una vez emitido el dictamen por el Arbitro, el ARRENDATARIO no aceptara la nueva renta fijada, este dispondra de un plazo maximo de 90 dias a partir de la fecha de comunicacion del dictamen, para desalojar el local arrendado, debiendo satisfacer durante dicho periodo la misma renta que venia pagando. Transcurridos los 90 dias sin desalojar el local por parte del ARRENDATARIO, se estara a lo establecido el Pacro DECIMOSEXTO.

Es voluntad de las partes que la prorroga del contrato y modificacion de la renta, constituye una novacion meramente modificativa y no extintiva del contrato, que declaran expresamente subsistente.

Y para que conste, firman el presente por duplicado y a un solo efecto, en el lugar y fecha indicada en el encabezamiento del mismo.

EDIFICACIONES AVENIDA, S.A.               PICIS RESEARCH AND DEVELOPMENT, S.A.
Administradora                            Consejero Delegado
SETEINSA
Apoderados

/s/ [ILLEGIBLE]

Firmado:                                  Firmado:
JUAN DALMAU CARCELLER                     TODD COZZENS
JOSE Ma NUNEZ  NAVARRO

/s/ [ILLEGIBLE]                           /s/ [ILLEGIBLE]

                                                              NUNEZ i NAVARRO

                                              CAMARA DE LA PROPIEDAD
                                              URBANA DE BARCELONA
                                              SECCION REGISTRO DE CONTRATOS
                                              CERTIFICO:
                                              Que el presente contrato queda
                                              registrado con el no. 337755
                                              mediante fotocopia an Registro de
                                              Contratos de Arrendamiento de esta
                                              Camara.

                                              Barcelona,
                                              5 MAR. 1999
                                              EL JEFE DE LA SECCION

                  CONTRATO DE ARRENDAMIENTO DE LOCAL DE NEGOCIO

      *********************************************************************

 ******************************************************************************

                            OBJETO DEL ARRENDAMIENTO
                       **********************************

         LOCAL:     NUMERO CUATRO

         UBICACION: CISTER 6

         POBLACION: BARCELONA

 ******************************************************************************

     /281

     EN BARCELONA, a 24 Diciembre 1998

             REUNIDOS

     De una parte como arrendador:

DON JUAN DALMAU CARCELLER, mayor de edad, provisto del D.N.I. no. 37624696P expedido en Sant Cugat del Valles, el 16 de Agosto de 1991, y DON JOSE Ma NUNEZ NAVARRO, mayor de edad, provisto del D.N.I. no. 35045425A expedido en Barcelona, el 10 de Diciembre de 1997, ambos domiciliados en la calle Comte d'Urgell, 230 de esta ciudad.

Dicen obrar en nombre y representacion de la Compania EDIFICACIONES AVENIDA, S.A. con el N.I.F. no. A08303778 constituida por tiempo indefinido, ante el Notario de Barcelona, DON ENRIQUE GABARRO SAMSO, bajo el numero 4125/72 de su protocolo e inscrita en el Registro Mercantil de Barcelona, tomo 2.187, libro 1.584, folio 112, seccion 2, hoja no. 22.053. Sus facultades les fueron conferidas como Apoderados de la Compania Mercantil SERVICIOS TECNICOS Y ADMINISTRATIVOS INMOBILIARIOS S.A. (SETEINSA), en meritos de escritura de poder de fecha 16 de Enero 1987, autorizadas por el Notario de Barcelona Don Raul Vall Vilardell, bajo el numero 167 de su protocolo, y siendo SETEINSA Administradora unica de la Compania EDIFICACIONES AVENIDA, S.A., segun nombramiento de fecha 06/05/96, otorgado ante la Notaria de Barcelona DONA Ma ISABEL GABARRO MIQUEL, con el no. 1593/96 de su protocolo e inscrita en el Registro Mercantil de Barcelona. Ambas Sociedades tienen sus oficinas en la calle Comte d'Urgell no. 230 de Barcelona.

De otra parte, como arrendatario:

                  URGELL 230.08036 BARCELONA. TEL: 93 322 44 52. FAX: 93 4107099
                                                              E-mail: nvn@nvn.es

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                                                         DE BARCELONA

DON MARK EDWARD SEREMET, mayor de edad, con Pasaporte no. 157094595 con domicilio en la Cl. Cister, 2, Bajos de Barcelona.

Dice obrar en calidad de Consejero Delegado de PICIS RESEARCH AND DEVELOPMENT, S.A. con el C.I.F. A60676947, constituida mediante Escritura Publica otorgada ante el Notario de Barcelona, Don Josep Alfons Lopez Tena el 26 de Octubre de 1994 y que tiene facultades para otorgar este contrato, nombrado para ese cargo como consta en Escritura, autorizado por el Notario arriba mencionado, bajo el numero 1874 de su protocolo y fecha 28 de julio de 1998.

Las partes expresan y reciprocamente se reconocen, en la condicion en la que actuan, capacidad legal bastante para este acto, y

     EXPONEN:

     I.-) Que la Compania Mercantil EDIFICACIONES AVENIDA, S.A., es propietaria del LOCAL NUMERO CUATRO de la finca de la calle de CISTER 6, sita en BARCELONA. ENTIDAD NUMERO OCHO B y que consta inscrita en el Registro de la Propiedad no.
6 de Barcelona, al tomo 1378, libro 1378, folio 134, finca 56142, inscripcion 2.

TITULO: Pertenece el citado local a la Compania Mercantil EDIFICACIONES AVENIDA, S.A. en los terminos que resulta de la escritura de Obra Nueva, Division y Subdivision y Adjudicacion, otorgadas por el Notario de Bilbao, D, Antonio Ledesma el 4 de Diciembre de 1996, con el numero 4752 de su protocolo.

REFERENCIA CATASTRAL: Corresponde al local la siguiente identificacion:
7749446DF2874H0093, segun consta en el recibo del Impuesto de Bienes Inmuebles.

     II.-) Que, interesando a PICIS RESEARCH AND DEVELOPMENT, S.A. el arrendamiento de la descrita entidad, ambas partes convienen en suscribir el presente contrato de arrendamiento, el cual se regira, salvo lo dispuesto, con caracter imperativo, en los Titulos I, IV, y V de la Ley de Arrendamientos Urbanos, por los pactos que seguidamente se transcriben y, en defecto de pacto expreso, quieren las partes que quede sujeto a lo dispuesto en el Codigo Civil, y subsidiariamente, a lo dispuesto en el Titulo III de la Ley 29/1994 de Arrendamientos Urbanos.

     En especial, sujetan las partes el presente contrato a los siguientes

     PACTOS:

PRIMERO.- Constituye el objeto del presente contrato de arrendamiento el local descrito en el anterior Expositivo I en el bien entendido que quedan excluidos del mismo la fachada, partes laterales de la entrada, azotea y vestibulo de la escalera.

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     En este acto el ARRENDADOR hace entrega al ARRENDATARIO de un juego de planos identificando el local objeto del presente contrato, firmados por ambas partes.

SEGUNDO.- El ARRENDATARIO recibe el local arrendado en perfecto estado para el uso a que se destina, con todas sus instalaciones y servicios y, en particular, con instalacion de aire acondicionado, y en igual estado y a plena satisfaccion de la propiedad tendra que devolverlo a la terminacion del plazo contractual.

TERCERO.- El local arrendado sera destinado por el ARRENDATARIO al uso de OFICINAS DE COMERCIALIZACION DE SISTEMAS INFORMATICOS, obligandose el mismo a no alterar dicho destino y a no modificarlo sin el previo consentiniento del ARRENDADOR.

CUARTO.- El presente arrendamiento se pacta por una duracion de SIETE anos y empezara a regir el dia 01/01/1999. En el caso que, alcanzada la fecha de vencimiento, el ARRENDADOR no comunicara en cualquier forma al ARRENDATARIO, y dentro de los 15 dias siguientes al vencimiento del termino del contrato, la voluntad de dar por finalizado el mismo, el mismo quedara automaticamente prorrogado por tacita reconduccion por sucesivos periodos de 1 ano.

     Durante los dos primeros anos de vigencia del contrato en el caso que el ARRENDATARIO renunciase al arrendamiento o abandonare el local arrendado, debera notificar su proposito por escrito al ARRENDADOR con TRES (3) meses de antelacion por lo menos y vendra obligado a indemnizar al ARRENDADOR con una cantidad equivalente a la totalidad de las rentas pendientes hasta completar la anualidad corriente.

     A partir del tercer ano de vigencia del contrato en el caso que el ARRENDATARIO renunciase al arrendamiento o abandonare el local arrendado con anterioridad a la fecha de vencimiento del termino establecido en el presente contrato, debera notificar su proposito por escrito al ARRENDADOR con TRES (3) meses de antelacion por lo menos y vendra obligado a indemnizar al ARRENDADOR con una cantidad equivalente a la totalidad de las rentas pendientes hasta completar dicho preaviso, si este no se cumpliese.

QUINTO.- La renta del presente contrato de arrendamiento se fija en la total suma de TRESCIENTAS CINCUENTA MIL PESETAS (350.000 ptas.) mensuales y se mantendra inalterable durante el primer ano de duracion del contrato. El pago de dicha renta se devengara a partir del 1 de Febrero de 1999.

     La renta se revisara anualmente en funcion del aumento o disminucion del indice del coste de vida, aplicando, a la renta inicialmente pactada o a la correspondiente a la anterior, la variacion porcentual experimentada por el Indice General Nacional del Sistema de Indices de Precios de Consumo en un periodo de doce meses inmediatamente anteriores a la fecha de cada actualizacion, tomando como mes de referencia para la primera actualizacion el que corresponda al ultimo indice que estuviera publicado en la fecha de celebracion del contrato, y en las sucesivas el que corresponda al ultimo aplicado.

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                                                         DE BARCELONA

     La renta actualizada sera exigible al ARRENDATARIO a partir del mes siguiente a aquel en que la parte interesada lo notifique a la otra parte por escrito, expresando el porcentaje de alteracion aplicado.

     Dado que la publicacion de los indices definitivos de los precios de consumo normalmente se demora, las partes convienen aplicar el indice provisional correspondiente, sin perjuicio del reajuste que proceda a la vista del indice definitivo cuando se publique.

     En ningun caso, la demora en aplicar la revision supondra renuncia o caducidad de la misma.

     La renta se incrementara mensualmente con el importe correspondiente al Impuesto sobre el Valor Anadido, que en la actualidad es del 16%, o por el impuesto que sustituya a este, si asi lo acordase la Administracion Publica.

SEXTO.- El pago de la renta se efectuara, por meses anticipados, dentro de los cinco primeros dias de cada mes mediante domiciliacion bancaria con cargo a la cuenta de que es titular el ARRENDATARIO, cuenta no. 0001033911 del Banco SABADELL, y subsidiariamente en el domicilio del ARRENDADOR. EL ARRENDATARIO vendra obligado al pago de cualquier gasto, o cargo que por tal gestion pudiera devengarse, con total indemnidad para el ARRENDADOR.

     La devolucion o impago de uno de cualesquiera de los recibos de renta, por causas injustificadas, sea cual fuera la fecha de la devolucion o el impago, dara derecho al ARRENDADOR al cobro de los correspondientes gastos de devolucion que establezca la entidad bancaria por dicho motivo.

     El pago con demora de la renta y demas cantidades a cargo del ARRENDATARIO, sufrira un recargo al tipo del interes legal vigente en la fecha del impago, que se computara desde dicha fecha. Los honorarios de Abogado y Procurador, asi como las costas que se devengaren por la reclamacion de tales rentas y demas cantidades, correran a cargo del ARRENDATARIO, aun cuando su imposicion no fuera preceptiva.

SEPTIMO - El ARRENDATARIO entrega en este acto la cantidad de SETECIENTAS MIL PESETAS (700.000 Ptas.), en concepto de fianza legal, equivalentes a dos mensualidades de la renta inicial, cuya cantidad, durante la vigencia del contrato no podra imputarse, en ningun caso, al pago de las rentas devengadas por el arrendamiento.

     Durante la vigencia del presente contrato, y de conformidad a lo dispuesto en el apartado numero 5 del articulo 36 de la Ley de Arrendamientos Urbanos, la fianza establecida se ira complementando anualmente en concepto de garantia adicional, de forma analoga a la actualizacion procedente de la renta, de tal forma que el importe de la fianza debera ser igual al importe equivalente a dos mensualidades de la renta que en aquel momento se satisfaga.

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                                                          CAMBRA DE LA
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                                                         DE BARCELONA

     La fianza y complemento asi depositados por el ARRENDATARIO, le sera devuelta al finalizar la vigencia del presente contrato, y una vez se hayan justificado por el ARRENDATARIO las bajas de los diferentes servicios contratados, tales como agua, electricidad, gas, telefono, etc., con sus correspondientes finiquitos, y, si procediere, se deduciran las rentas devengadas y no pagadas, el importe de los danos y deterioros causados, asi como aquellos otros gastos que, correspondiendo al ARRENDATARIO su pago, hayan sido satisfechos por el ARRENDADOR.

OCTAVO.- Con independencia de la renta pactada, y de los incrementos que el importe de la misma pueda sufrir en virtud de lo establecido en las clausulas de revision, el ARRENDATARIO se obliga a satisfacer:

     a) La adquisicion, conservacion, reparacion y/o substitucion de los contadores de suministros y el importe de los consumos.

     b) El aumento de prima en el Seguro de incendio del inmueble, si este fuere debido a la instalacion o indole del negocio.

     c) Los gastos derivados del presente contrato, tales como timbres, gestion y registro, obtencion de permiso o licencia de apertura, asi como los gastos y honorarios del Administrador, para su formalizacion y tramitacion.

     d) El total importe del Impuesto sobre Bienes Inmuebles que corresponda al local arrendado. Cuando la cuota no estuviera individualizada, se dividira en proporcion a la superficie.

     e) Cuantos incrementos puedan sobrevenir como consecuencia de la variacion de cualquier otro impuesto que grave a la propiedad, y por aumento en las bases
o tipos de las contribuciones, arbitrios, tasas y cualquier tipo de impuesto en general.

     f) Asimismo seran de cuenta del ARRENDATARIO todos los gastos de Comunidad, tanto los ordinarios como los extraordinarios, en los que se incluye la parte proporcional que, al local arrendado le corresponda del servicio de porteria, vigilancia, inclusive la Seguridad Social, modificacion salariales, dicho ello con caracter enunciativo y no limitativo. A tal efecto, el ARRENDATARIO abonara mensualmente la cantidad de SETENTA MIL PESETAS (70.000 Ptas.), en concepto de provision de fondos para atender dichos gastos de Comunidad, efectuandose por el ARRENDADOR la correspondiente liquidacion.

     g) A satisfacer la cantidad de 4.000 Ptas./mes como cuota fija durante la primera anualidad del contrato, en concepto de gastos de mantenimiento de la instalacion de aire acondicionado. Dicha cuota se revisara anualmente en el mismo porcentaje que el de la actualizacion de la renta.

     A tal efecto, el ARRENDATARIO acepta el contrato de mantenimiento que el ARRENDADOR tiene suscrito con la empresa NN VILADAL, S.L., y del que se une fotocopia del presente contrato, del que resulta que el coste del servicio de mantenimiento es de 48.000 Ptas./ano.

NOVENO.- Para llevar a termino obras de adaptacion, el ARRENDATARIO precisara tambien, de la misma forma que para cualquier tipo de obras, autorizacion escrita del ARRENDADOR. A la terminacion por cualquier causa del presente contrato, las obras e instalaciones que el arrendatario hubiese realizado quedaran en beneficio de la finca, salvo que el arrendador opte por que se reponga a la situacion de

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                                                          CAMBRA DE LA
                                                       PROPIETAT URBANA
                                                         DE BARCELONA

origen, en cuyo caso las obras necesarias para ello, seran a cargo del arrendatario.

DECIMO.- Son a cargo del ARRENDATARIO el mantenimiento, conservacion y reparacion del local y sus instalaciones. Dicho sea de forma meramente enunciativa y no limitativa, el ARRENDATARIO se obliga a:

     a).- Mantenar decorosamente y en perfacto estado de uso y conservacion el local, respetando los elementos comunes, en especial sus partes visibles tales como balcones, terrazas, toldos, jardineria y pintura.

     b).- Respetar los Estatutos y los acuerdos de la Comunidad de Propietarios que le traslada el ARRENDADOR.

     c).- A conservar lo arrendado an perfecto estado, y no instalar transmisiones, motores, maquinas, etc., que produzcan vibraciones o ruidos molestos para los demas ocupantes del inmueble o de los colindantes, o que puedan afectar a la consistencia, solidez o conservacion del inmueble.

     d).- A no almacenar o manipular en el local arrendado materias explosivas, inflamables, incomodas o insalubres, y observar en todo momento las ordenanzas administrativas vigentes en cada momento.

     e).- A permitir el acceso al local arrendado al ARRENDADOR, al Administrador y a los operarios o industriales que los mismos designen para la realizacion, inspeccion y comprobacion de cualquier clase de obras o reparaciones que afecten, tanto a la finca arrendada como al inmueble en la que la misma se encuentre ubicada, con un preaviso de 24 horas.

     f).- El ARRENDATARIO se hace directa y exclusivamente responsable de cuantos danos puedan ocasionarse a terceras personas o cosas, y sean consecuencia directa o indirecta, del negocio instalado, con total y entera indemnidad para el ARRENDADOR.

     g).- El ARRENDATARIO se obliga asimismo, a no instalar letreros luminosos o rotulos en la fachada del edificio, asi como porches, marquesinas o la adicion de cualquier otro elemento en la fachada y exterior del inmueble. Asimismo, el ARRENDATARIO se obliga a no instalar dentro del local arrendado ni letreros ni rotulos luminosos ni, en general, elemento publicitario alguno visible desde el exterior del edificio que pueda afectar a la unidad armonica del conjunto del edificio.

DECIMO-PRIMERO.-El ARRENDADOR no asume responsabilidad alguna si, por los organismos competentes, no se concediera al ARRENDATARIO la apertura, o se prohibiera la misma una vez autorizada. Los impuestos, arbitrios, contribuciones, tasas y demas tributos de cualquier clase que se impongan correspondientes al negocio, o por razon del mismo, son de exclusiva cuenta y cargo del ARRENDATARIO, con total y entera indemnidad para el ARRENDADOR.

DECIMO-SEGUNDO.-Queda exento el ARRENDADOR de toda responsabilidad por la falta de cualquier suministro o servicio.

DECIMO-TERCERO.-El ARRENDATARIO renuncia de forma expresa a los derechos de adquisicion preferente dispuesto en el articulo 25, en relacion al articulo 31 de la Ley de Arrendamientos Urbanos, ya sea en su forma de tanteo y/o de retracto.

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DECIMO-CUARTO.-El ARRENDATARIO se obliga a no ceder, subrogar, subarrendar, ya sea total o parcialmente, al local objeto del presente contrato, sino con expresa autorizacion por escrito del ARRENDADOR, haciendo expresa renuncia al derecho que le atribuye al art.32.1 de la Ley.

Cualquiera de los supuestos de fusion, transformacion o escision de la Sociedad arrendataria, se reputaran, a los efectos del presente contrato, como cesion en la persona del ARRENDATARIO.

DECIMO-QUINTO.-En caso de incumplimiento por alguna de las partes de cualquier obligacion de las expresadas en este contrato o en la Ley que sea aplicable, la otra parte podra pedir la resolucion del contrato y la indemnizacion de danos y perjuicios, o unicamente esta ultima, dejando el contrato subsistente.

Ademas, y de forma expresa, el ARRENDADOR podra resolver de forma automatica el presente arrendamiento para el caso de que el ARRENDATARIO estuviera incurso en cualquier tipo de procedimiento concursal, tal como suspension de pagos o quiebra.

DECIMO-SEXTO.-Liegado el vencimiento del contrato, o sea, el dia 31/12/2005, y para el supuesto de que el ARRENDATARIO no desalojare el local objeto del presente arrendamiento, y el ARRENDADOR hubiera realizado la comunicacion a que se refiere el primer parrafo del Pacto CUARTO, el propio ARRENDATARIO, se obliga a satisfacer, en concepto de indemnizacion por danos y perjuicios, la cantidad de TREINTA Y CINCO MIL PESETAS (35.000 Ptas.), por dia natural transcurrido desde la fecha de finalizacion del contrato, hasta el definitivo y completo desalojo del mismo.

DECIMO-SEPTIMO.-El ARRENDATARIO en ningun caso tendra derecho a percibir la indemnizacion por clientela, fondo de comercio o por cuslesquiera otros conceptos afines a que refiere el articulo 34 de la Ley de Arrendamientos Urbanos, haciendo expresa renuncia al derecho establecido en dicho precepto.

DECIMO-OCTAVO.- El ARRENDATARIO fija como domicilio para la practica de toda clase de notificaciones y requerimientos el local objeto del presente contrato, obligandose a notificar al ARRENDADOR cualquier variacion.

DECIMO-NOVENO.- El presente arrendamiento no esta sujeto a retencion, habida cuenta la obligatoriedad que tiene la Sociedad ARRENDADORA de tributar por el epigrafe 861 de las tarifas del Impuesto de Actividades Economicas, todo ello segun lo establecido en el Real Decreto 113/98 de 30 de enero. Asimismo se adjunta al presente contrato certificacion expresa de la Hacienda Publica que acredite dicha tributacion.

VIGESIMO. - Como consecuencia del presente contrato, en el dia de la fecha, la cantidad total a satisfacer mensualmente mientras no surjan las variaciones previstas, es la cantidad de 491.840 Ptas. (CUATRO-CIENTAS NOVENTA Y UNA MIL OCHOCIENTAS CUARENTA PESETAS) desglosadas:

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                                                         DE BARCELONA

                    Renta Base Pactada: ................  350.000
                    Provision gastos comunidad             70.000
                    Cuota mantenimiento Aire
                    Acondicionado  .....................    4.000
                    I.V.A. 16 x  .......................   67.840

VIGESIMO-PRIMERO.- En este acto la parte arrendataria hace entrega a la Sociedad EDIFICACIONES AVENIDA, S.A. de la cantidad de 1.191.840 Ptas. (UN MILLON CIENTO NOVENTA Y UNA MIL OCHOCIENTAS CUARENTA PESETAS) que corresponden a los siguientes conceptos:

                    Alquiler mes de Febrero 1999........  350.000
                    Provision gastos comunidad mes......   70.000
                    Cuota mantenimiento Aire
                    Acondicionado  .....................    4.000
                    I.V.A. 16 x  .......................   67.840
                    Deposito fianza ....................  700.000

VIGESIMO-SEGUNDO.- Ambas partes designan como lugar del cumplimiento del presente contrato la ciudad de Barcelona, y con expresa renuncia a sus propios fueros y domicilios, se someten voluntariamente a la competencia y jurisdiccion de los Juzgados y Tribunales de Barcelona, para cualquier duda, cuestion o divergencia que la interpretacion, cumplimiento y ejecucion de este contrato pudiera aparejar.

Y para que conste, firman el presente por duplicado y a un solo efecto, en el lugar y fecha indicada en el encabezamiento del mismo.

EDIFICACIONES AVENIDA, S.A.                  PICIS RESEARCH AND DEVELOPMENT, S.A
Administradora                               Consejero Delegado
SETEINSA
Apoderados

/s/ Juan Dalmau Garceller

Firmado:                                     Firmado:
JUAN DALMAU GARCELLER                        MARK EDWARD SEREMET
JOSE Ma NUNEZ NAVARRO

/s/ Jose Ma Nunez Navarro                    /s/ Mark Edward Seremet

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]

                        BUSINESS PREMISES LEASE AGREEMENT


                                 LEASED PROPERTY


PROPERTY:    NUMBER ONE

ADDRESS:     CISTER 6

TOWN/CITY:   BARCELONA


740226/281/AC


This agreement is made and entered into in Barcelona on February 8, 2000, by and between:

Lessor:

JUAN DALMAU CARCELLER, of full age, Spanish identity card no. 37624696P, issued in Sant Cugat del Valles on August 16, 1991, and JOSE MARIA NUNEZ NAVARRO, of full age, Spanish identity card no. 35045425A, issued in Barcelona on December 10, 1997, both with business address at calle Comte d'Urgell, 230, Barcelona, acting for and behalf of EDIFICACIONES AVENIDA, S.A., tax registration no. A08303778, organized with perpetual existence in deed no. 4125/72, executed before the Notary of Barcelona ENRIQUE GABARRO SAMSO and entered in the Barcelona Trade Register, volume 2187, book 1584, folio 112, section 2, page no. 22,053. They are empowered as Attorneys of SERVICIOS TECNICOS Y ADMINISTRATIVOS INMOBILIARIOS, S.A. (SETEINSA) by virtue of the power of attorney granted in deed no. 167 executed in Barcelona on January 16, 1987 before the notary Raul Vall Vilardell, SETEINSA being the Sole Director of EDIFICACIONES AVENIDA, S.A., appointed as of May 6, 1996 in deed no. 1593/96, executed in Barcelona before the notary Maria Isabel Gabarro Miquel and entered in the Barcelona Trade Register. Both companies have their registered office at calle Comte d'Urgell, 230, Barcelona.

And, Lessee:

TODD COZZENS, of full age, passport no. 700648022, with business address at Calle Cister 2, 1 DEG. 2(a), Barcelona, acting for and on behalf, in his capacity as Managing Director, of PICIS RESEARCH AND DEVELOPMENT, S.A., tax registration no. A60676947, organized in deed no. 1252 executed in Barcelona on October 26, 1994 before the notary Josep Alfons Lopez Tena, appointed with sufficient powers to execute this agreement, by virtue of the Deed of Appointment no. 1944 executed in Barcelona on June 21, 1999 before the notary Juan Jose Lopez Burniol.

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]


The parties, as they act hereunder, reciprocally recognize their sufficient legal capacity for this execution, and by virtue whereof

                                   WITNESSETH:

I) Whereas EDIFICACIONES AVENIDA, S.A. owns PROPERTY NUMBER ONE in the building at calle de CISTER 6, in BARCELONA, NUMBER EIGHT, entered in the Barcelona Land Register no. 6, volume 1364, book 1364, folio 22, property 55625N, entry no. 2.

TITLE: This property belongs to EDIFICACIONES AVENIDA, S.A. on the terms of the Deed of New Works, Division and Award, deed no. 4752 executed in Bilbao on December 4, 1996 before the notary Antonio Ledesma Garcia.

REGISTRATION REFERENCE: The property is registered under number
7749446DF2874H0092, according to the Property Tax receipt.

II) Whereas PICIS RESEARCH AND DEVELOPMENT, S.A. is interested in leasing the aforesaid property, by virtue of which the parties have agreed to make and enter into this lease agreement, which shall, unless otherwise provided herein, be governed by Parts I, IV and V of the Urban Leases Act and the clauses of this agreement as set out herein. In any aspects not expressly regulated, the parties submit to the provisions of the Civil Code, or otherwise Part III of the Urban Leases Act 29/1994.

In particular, the parties have established the following

                                    CLAUSES:

ONE. The object of this lease is the property described in Recital I above, excluding the outer wall, the sides of the entrance, the roof and hallway.

LESSOR hereby provides LESSEE with a set of drawings marking the exact location of the property leased hereunder, signed by both parties.

TWO. LESSEE receives the leased property in perfect condition for its intended use, including locks, glass, installations of all kinds and equipment for services, and shall return the property at the end of the lease in the same condition and to the perfect satisfaction of the owner.

THREE. LESSEE shall use the leased property as COMPUTER SYSTEMS MARKETING OFFICES, and undertakes not to change this use or make any modifications without LESSOR's prior consent.

FOUR. This lease is made for a term of SIX years commencing January 1, 2000. This term may be extended for a further five years, binding on LESSOR and optional for LESSEE, provided the conditions stipulated in the Supplemental Clause a, b, c and d are met.

Should LESSEE waive the lease or leave the rented property within the first year of this agreement, it shall give LESSOR at least THREE (3) months' notice of its

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]

intention and pay LESSOR compensation in a sum equivalent to all the undue rent up to the end of that year.

As from the second year of this agreement, if LESSEE waives the lease or leaves the leased property before the date of expiry established herein, it shall give LESSOR at least THREE (3) months' notice, or otherwise pay LESSOR compensation in a sum equivalent to that period or such part thereof as may be defaulted.

FIVE. The rent payable under this lease agreement is set at a total of FIVE HUNDRED AND ELEVEN THOUSAND FIVE HUNDRED PESETAS (511,500 pts.), or 3,074.18 euros a month, which sum shall remain unchanged throughout the first year of the lease. This rent shall be payable as from February 1, 2000.

The rent shall be revised annually in proportion to the increase or reduction in the cost of living index, applying to the rent initially agreed, or that corresponding to the previous period, the percentage variation in the National General Index of the System of Consumer Price Indexes over a period of twelve months immediately preceding the date of each revision, taking the month corresponding to the last index published at the date of execution of this agreement as reference for the first revision, and the month of the preceding rent revision for each subsequent revision.

The new rent shall be payable by LESSEE as from the month following written notification by the interested party of the percentage applied.

Since the final consumer price indexes are usually published late, the parties agree to apply the corresponding provisional index, without prejudice to any readjustment that may be necessary in view of the final index when published.

Under no circumstances shall a delay in revising the rent imply any waiver or expiry of this right.

The monthly rent shall be increased by the corresponding amount of Value Added Tax (VAT), currently at 16%, or such tax as may substitute it in the future, if so decided by the government.

SIX. Rent shall be payable monthly in advance within the first five days of each month, by direct debit in LESSEE's account no. 0081-0200-26-0001033911 with BANCO DE SABADELL, or otherwise at LESSOR's registered office. All expenses or charges accruing on such debits or payments shall be payable exclusively by LESSEE.

In the event of refusal or nonpayment of any of the bills for rent, regardless of the date of return or nonpayment, LESSOR shall be entitled to charge the corresponding return fees as established by the bank for this concept.

A surcharge shall be imposed on any late payment of the rent and other sums payable by LESSEE at the legal interest rate in force at the date of default plus four (4) percentage points, calculated as from that date. Any lawyer's or barrister's fees and the costs incurred in claiming unpaid rent and other sums shall be for the account of LESSEE, even if they are not compulsory.

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]

SEVEN. LESSEE hereby hands over the sum of ONE MILLION TWENTY-THREE THOUSAND PESETAS (1,023,000 pts.), or 6,148.35 euros, as a deposit, equivalent to two month's rent at the initial rate. This sum may under no circumstance during the effective term of this agreement be offset against rent due hereunder.

Pursuant to the Urban Leases Act s. 36.5, the aforesaid deposit shall be supplemented each year throughout the effective term of this lease as an additional guarantee, in the same way as the revision of the rent, such that the amount of the deposit is equivalent at all times to two months' rent at the rate prevailing from time to time.

The deposit and additions thereto made by LESSEE shall be refunded upon termination of this agreement, once LESSEE has proved that the different services, such as water, electricity, gas, telephone, etc. have been cut off and all sums outstanding have been paid, after deducting any rent due and payable, the cost of repairing any damage caused to the property and any other expenses corresponding to LESSEE that may have been paid by LESSOR.

EIGHT. Irrespective of the agreed rent and any increases in the amount made hereunder, LESSEE undertakes to pay the following expenses:

     a) The purchase, maintenance, repair and/or replacement of meters for supplies and the cost of consumption.
     b) Any increase in the premium of the fire insurance taken out for the building, if such premium is raised by virtue of the installation or nature of LESSEE's business.
     c) Any expenses deriving from this agreement, such as stamp duty, handling and registration, obtaining the business licence or opening permission and the fees and expenses of the Administrator, for execution and handling of applications.
     d) The total amount of Property Tax corresponding to the leased property. If the full amount corresponding to the building has not been itemised for individual properties, it shall be split in proportion to their respective areas.
     e) Any subsequent increases deriving from the variation of any other tax on the property or due to raising of the base or percentage of the duties, local taxes or rates and any type of tax in general.
     f) All "Community" expenses, ordinary and extraordinary, including but by no means limited to the proportional part corresponding to the leased premises in the caretaker service, security and even social security or pay changes. For this purpose, LESSEE shall pay each month the sum of NINETY-EIGHT THOUSAND PESETAS (98,000 pts.), 588.99 euros, as a provision of funds for such community expenses, and LESSOR shall make the corresponding assessment.
     g) The sum of 4,100 pts/month (26.64 EURO/month) as a fixed instalment during the first year of the contract for air-conditioning maintenance expenses. This sum shall be adjusted each year by the same percentage as the rent review.
     For this purpose, LESSEE accepts the maintenance contract signed by LESSOR with the firm NN VILADAL, S.L., a photocopy of which is attached hereto, stating the cost of the maintenance service at 49,200 pts/year (295.70 EURO/year).

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]

NINE. LESSOR shall require written authorization from LESSOR to make any alterations of whatsoever nature to the property. Upon termination or expiry of this agreement, any work or installations made by LESSEE shall be left for the benefit of the property, unless LESSOR opts to have the property restored to its original state, in which case the necessary work shall be done for the account of LESSEE.

TEN. The maintenance, upkeep and repair of the property and installations thereon shall be for the account of LESSEE. By way of illustration only, LESSEE undertakes to:

     a) Keep the property clean and tidy and in a perfect state of repair, respecting all communal elements, particularly their visible parts such as balconies, blinds, gardens and paintwork.
     b) Respect the Bylaws and resolutions of the Community of Owners of which it is informed by LESSOR.
     c) Preserve the leased property in perfect condition and refrain from installing any transmissions, engines, machinery, etc. that may produce vibration or noise disturbing other occupants of the building or adjacent buildings, or that may adversely affect the soundness, strength or upkeep of the building.
     d) Not store or handle any explosive, inflammable, inconvenient or unhealthy materials in the leased property and comply at all times with the bye-laws in force from time to time.
     e) Allow access to the leased property by LESSOR, the Administrator and any industrial workers or operators nominated by them to do or make any kind of inspection or testing of work or repairs made to the leased property or the building in which it is situated, provided they give at least 24 hours' notice.
     f) LESSEE shall be directly and exclusively liable for any damage that may be caused to third parties or objects directly or indirectly by or as a result of the business installed, holding LESSOR totally harmless from such liabilities.
     g) LESSEE further undertakes not to put up any neon signs or plaques on the outside of the building or in the porch or doorway, nor to add any other element to the outside of the building. LESSEE further undertakes not to install any neon or other signs in the leased property or, in general, any advertising elements whatsoever that may be visible from outside the building and may affect the harmonious unity of the building as a whole.

ELEVEN. LESSOR accepts no responsibility whatsoever for refusal by the authorities to grant LESSEE opening permission or prohibits its business after authorizing the business. All local or state taxes, duties, rates, taxes and imposts of whatsoever nature levied on or in connection with the business shall be payable exclusively by LESSEE, holding LESSOR entirely harmless from such liabilities.

TWELVE. LESSOR shall be not be held responsible or liable for the absence or cut-off of any service or supply.

THIRTEEN. LESSEE expressly waives the rights of first refusal established in the Urban Leases Act, s. 25 in relation to s. 31, in the form of pre-emption and/or redemption.

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]

FOURTEEN. LESSEE undertakes not to assign, subrogate or surrender the leased property, in full or in part, save with written authorization from LESSOR, expressly waiving the right corresponding to it under s. 32.1 of the Act.

Any merger, conversion or split-up of the LESSEE shall, for the purposes of this agreement, be considered an assignment of LESSEE.

FIFTEEN. In the event of default by either party of any of its obligations hereunder or under the applicable law, the other party may request termination of the lease and compensation for damages or just compensation, leaving the agreement in force.

Moreover, LESSOR may expressly and automatically terminate this lease should LESSEE fall into insolvency of whatsoever nature, such as receivership or bankruptcy.

SIXTEEN. Upon expiry of this lease or the corresponding extension, if LESSEE fails to vacate the leased property upon receiving the notice from LESSOR contemplated in the first paragraph of Clause FOUR, LESSEE undertakes to pay, as compensation for damages, the sum of FIFTY-ONE THOUSAND, ONE HUNDRED AND FIFTY PESETAS (51,150 pts.) per calendar day from the date of expiry of the agreement to the date of total, final vacation of the property.

SEVENTEEN. LESSEE shall by no means be entitled to compensation for clientele, goodwill or any other similar items contemplated in the Urban Leases Act s. 34, expressly waiving the right established therein.

EIGHTEEN. LESSEE indicates the address of the property leased hereunder as its address for notice and service, undertaking to notify LESSOR of any change of address.

NINETEEN. This lease is not subject to any withholding tax, since LESSOR is liable for taxation under no. 861 of the rates for Professional & Business Tax, pursuant to Royal Decree 113/98 of January 30. A certificate issued expressly by the tax authorities certifying such taxation is attached hereto.

TWENTY. The total sum payable monthly hereunder, at the date hereof and until any of the variations contemplated herein come into force, is 711,776 pts. (SEVEN HUNDRED AND ELEVEN THOUSAND SEVEN HUNDRED AND SEVENTY-SIX PESETAS) (4,277.86 euros), broken down as follows:

Basic Rent:                                      511,500 pts.     3,074.18 EURO
Provision monthly community expenses              98,000 pts.       588.99 EURO
Air-conditioning maintenance                       4,100 pts.        24.64 EURO
VAT 16%                                           98,176 pts.       590.05 EURO

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]

TWENTY-ONE. LESSEE hereby pays EDIFICACIONES AVENIDA, S.A. the sum of 1,734,776 pts. (ONE MILLION, SEVEN HUNDRED AND THIRTY-FOUR THOUSAND, SEVEN HUNDRED AND SEVENTY-SIX PESETAS) (10,426.21 euros), corresponding to the following:

Rent February                                      511,500 pts.   3,074.18 EURO
Provision monthly community expenses                98,000 pts.     588.99 EURO
Air-conditioning maintenance                         4,100 pts.      24.64 EURO
VAT 16%                                             98,176 pts.     590.05 EURO
Deposit                                          1,023,000 pts.   6,148,35 EURO

TWENTY-TWO. Both parties indicate the city of Barcelona as the place of execution of this agreement, expressly waiving any other jurisdictions that may correspond to them. They voluntarily submit to the competence and jurisdiction of the courts and tribunals of Barcelona to clear up any doubts, issues or discrepancies that may arise in or in connection with the interpretation, fulfilment and enforcement of this agreement.

SUPPLEMENTAL CLAUSE. Upon expiry of this lease, i.e. six years after execution, LESSOR undertakes to renew the lease for a further five years, subject to the following conditions:

     a) LESSEE shall notify LESSOR in writing six months before the end of the term established in the agreement of its wish to renew the lease.

     b) LESSOR shall notify LESSEE within the following 30 days of the new rent proposed as the "fair market value" prevailing at that time. Unless LESSEE indicates its objection within a further 30 days, the new rent shall be deemed automatically accepted and shall accrue as from the first day of the renewal period.

     c) In the event of a discrepancy over the new rent proposed, LESSEE shall give written notice within 30 days after receiving the notification contemplated in paragraph b) above and the parties shall then submit to the value established in a report issued by the Chairman of the Administrators' Association of Barcelona, whom the parties nominate as Arbitrator.

          The new rent shall accrue as from the first day of the renewal period.

     d) If LESSEE does not accept the new rent indicated by the Arbitrator, it shall vacate the property within no more than 90 days after the date of notification of the Arbitrator's opinion, during which time it shall pay rent at the previous rate. In the event of failure by LESSEE to vacate the property within those 90 days, the provisions of Clause SIXTEEN shall be applicable.

The parties expressly declare that, the renewal of contract and modification of the rent being a merely modifying, not terminating novation, the agreement shall remain in full force and effect.

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]

AS WITNESS the hands of the duly authorized representatives of the parties hereto, in two originals, both to the same effect, at the place and date first above mentioned.


EDIFICACIONES AVENIDA, S.A.                   PICIS RESEARCH & DEVELOPMENT, S.A.
Administrator                                 Managing Director
SETEINSA
Attorneys
Signed:                                       Signed:
JUAN DALMAU CARCELLER                         TODD COZZENS
JOSE MARIA NUNEZ NAVARRO

                              [English Translation of
                        No. 1, Cister 6, Barecelona Lease]

RECORD OF ACTIONS attached to the lease agreement of February 8, 2000 between EDIFICACIONES AVENIDA, S.A., now JOSEL S.L., with tax no. B08236127, following the takeover merger made by virtue of deed no. 2693 executed in Barcelona on September 30, 2004 before the notary Maria Isabel Gabarro Miquel, as lessor, and PICIS RESEARCH AND DEVELOPMENT S.A. as lessee, in respect of PROPERTY NUMBER ONE in the building situated at calle CISTER 6, BARCELONA.

BY THESE PRESENTS WITNESSETH THAT:

ONE. The parties wish to extend the validity of the lease for a further FOUR YEARS AND SEVEN MONTHS, up to July 31, 2010.

TWO. The monthly rent payable by LESSEE during the first year of this renewal period shall be FOUR THOUSAND AND NINETY-TWO EUROS (4,092.00 EURO).

THREE. Together with the rent for January 2006, LESSEE shall pay the sum of NINE HUNDRED AND THREE EUROS AND FIFTY-SIX CENTS (903.56 EURO) to increase the deposit, such that it shall be equivalent to two months' rent.

FOUR. The second and third paragraphs of Clause FOUR of the Lease Agreement shall be modified as follows:

"AS FROM THE EFFECTIVE DATE OF THE RENEWAL OF THIS LEASE AGREEMENT, SHOULD LESSEE WAIVE THE LEASE OR LEAVE THE RENTED PROPERTY BEFORE THE END OF THE TERM ESTABLISHED IN THIS RENEWAL, IT SHALL GIVE LESSOR AT LEAST THREE (3) MONTHS' NOTICE, OR OTHERWISE PAY LESSOR COMPENSATION IN A SUM EQUIVALENT TO THAT PERIOD OR SUCH PART THEREOF AS MAY BE DEFAULTED."

FIVE. All other terms and conditions established in the lease agreement executed on February 8, 2000 shall remain in full force and effect throughout the term of the new term of contract agreed herein.

AS WITNESS the hands of the duly authorized representatives of the parties hereto, in two originals, both to the same effect, in Barcelona on January 18, 2006.


JOSEL, S.L.                                   PICIS RESEARCH AND
                                              DEVELOPMENT, S.A.
Attorneys                                     Attorney
Signed:                                       Signed:
Juan Dalmau Carceller                         Maria Rosa Manich Tarradellas
Jose Maria Nunez Navarro

                          [English Translation of No. 4,
                           Cister 6, Barecelona Lease]

                        BUSINESS PREMISES LEASE AGREEMENT


                                 LEASED PROPERTY


PROPERTY:    NUMBER FOUR

ADDRESS:     CISTER 6

TOWN/CITY:   BARCELONA


/281


This agreement is made and entered into in Barcelona on December 24, 1998, by and between:

Lessor:

JUAN DALMAU CARCELLER, of full age, Spanish identity card no. 37624696P, issued in Sant Cugat del Valles on August 16, 1991, and JOSE MARIA NUNEZ NAVARRO, of full age, Spanish identity card no. 35045425A, issued in Barcelona on December 10, 1997, both with business address at calle Comte d'Urgell, 230, Barcelona, acting for and behalf of EDIFICACIONES AVENIDA, S.A., tax registration no. A08303778, organized with perpetual existence in deed no. 4125/72, executed before the Notary of Barcelona ENRIQUE GABARRO SAMSO and entered in the Barcelona Trade Register, volume 2187, book 1584, folio 112, section 2, page no. 22,053. They are empowered as Attorneys of SERVICIOS TECNICOS Y ADMINISTRATIVOS INMOBILIARIOS, S.A. (SETEINSA) by virtue of the power of attorney granted in deed no. 167 executed in Barcelona on January 16, 1987 before the notary Raul Vall Vilardell, SETEINSA being the Sole Director of EDIFICACIONES AVENIDA, S.A., appointed as of May 6, 1996 in deed no. 1593/96, executed in Barcelona before the notary MARIA ISABEL GABARRO MIQUEL and entered in the Barcelona Trade Register. Both companies have their registered office at calle Comte d'Urgell, 230, Barcelona.

And, Lessee:

MARK EDWARD SEREMET, of full age, passport no. 157094595, with business address at Calle Cister 2, bajos, Barcelona, acting for and on behalf, in his capacity as Managing Director, of PICIS RESEARCH AND DEVELOPMENT, S.A., tax registration no. A60676947, organized in a deed executed in Barcelona on October 26, 1994 before the notary Josep Alfons Lopez Tena, appointed with sufficient powers to execute this agreement, by virtue of deed no. 1874 executed on July 28, 1998 before the aforesaid notary.

                          [English Translation of No. 4,
                           Cister 6, Barecelona Lease]

The parties, as they act hereunder, reciprocally recognize their sufficient legal capacity for this execution, and by virtue whereof

WITNESSETH:

I) Whereas EDIFICACIONES AVENIDA, S.A. owns PROPERTY NUMBER FOUR in the building at calle de CISTER 6, in BARCELONA, NUMBER EIGHT B, entered in the Barcelona Land Register no. 6, volume 1378, book 1378, folio 134, property 56142, entry no. 2.

TITLE: This property belongs to EDIFICACIONES AVENIDA, S.A. on the terms of the Deed of New Works, Division and Award, deed no. 4752 executed in Bilbao on December 4, 1996 before the notary Antonio Ledesma.

REGISTRATION REFERENCE: The property is registered under number
7749446DF2874H0093, according to the Property Tax receipt.

II) Whereas PICIS RESEARCH AND DEVELOPMENT, S.A. is interested in leasing the aforesaid property, by virtue of which the parties have agreed to make and enter into this lease agreement, which shall, unless otherwise provided herein, be governed by Parts I, IV and V of the Urban Leases Act and the clauses of this agreement as set out herein. In any aspects not expressly regulated, the parties submit to the provisions of the Civil Code, or otherwise Part III of the Urban Leases Act 29/1994.

In particular, the parties have established the following

                                    CLAUSES:

ONE. The object of this lease is the property described in Recital I above, excluding the outer wall, the sides of the entrance, the roof and hallway.

LESSOR hereby provides LESSEE with a set of drawings marking the exact location of the property leased hereunder, signed by both parties.

TWO. LESSEE receives the leased property in perfect condition for its intended use, with all the corresponding installations and services, including in particular the air conditioning installation, and shall return the property at the end of the lease in the same condition and to the perfect satisfaction of the owner.

THREE. LESSEE shall use the leased property as COMPUTER SYSTEMS MARKETING OFFICES, and undertakes not to change this use or make any modifications without LESSOR's prior consent.

FOUR. This lease is made for a term of SEVEN years commencing January 1, 1999. Unless LESSOR notifies LESSEE by whatsoever means within 15 days after expiry of the term of the lease of its wish to end the lease, the latter shall be automatically and tacitly renewed for successive annual periods.

                          [English Translation of No. 4,
                           Cister 6, Barecelona Lease]

Should LESSEE waive the lease or leave the rented property within the first two years of this agreement, it shall give LESSOR at least THREE (3) months' notice of its intention and pay LESSOR compensation in a sum equivalent to all the undue rent up to the end of that year.

As from the third year of this agreement, if LESSEE waives the lease or leaves the leased property before the date of expiry established herein, it shall give LESSOR at least THREE (3) months' notice, or otherwise pay LESSOR compensation in a sum equivalent to that period or such part thereof as may be defaulted.

FIVE. The rent payable under this lease agreement is set at a total of THREE HUNDRED AND FIFTY THOUSAND PESETAS (350,000 pts.) a month, which sum shall remain unchanged throughout the first year of the lease. This rent shall be payable as from February 1, 1999.

The rent shall be revised annually in proportion to the increase or reduction in the cost of living index, applying to the rent initially agreed, or that corresponding to the previous period, the percentage variation in the National General Index of the System of Consumer Price Indexes over a period of twelve months immediately preceding the date of each revision, taking the month corresponding to the last index published at the date of execution of this agreement as reference for the first revision, and the month of the preceding rent revision for each subsequent revision.

The new rent shall be payable by LESSEE as from the month following written notification by the interested party of the percentage applied.

Since the final consumer price indexes are usually published late, the parties agree to apply the corresponding provisional index, without prejudice to any readjustment that may be necessary in view of the final index when published.

Under no circumstances shall a delay in revising the rent imply any waiver or expiry of this right.

The monthly rent shall be increased by the corresponding amount of Value Added Tax (VAT), currently at 16%, or such tax as may substitute it in the future, if so decided by the government.

SIX. Rent shall be payable monthly in advance within the first five days of each month, by direct debit in LESSEE's account no. 0001033911 with Banco SABADELL, or otherwise at LESSOR's registered office. All expenses or charges accruing on such debits or payments shall be payable exclusively by LESSEE.

In the event of unjustified refusal or non-payment of any of the bills for rent, regardless of the date of return or non-payment, LESSOR shall be entitled to charge the corresponding return fees as established by the bank for this concept.

A surcharge shall be imposed on any late payment of the rent and other sums payable by LESSEE at the legal interest rate in force at the date of non-payment and calculated as from that date. Any lawyer's or barrister's fees and the costs incurred in claiming

                          [English Translation of No. 4,
                           Cister 6, Barecelona Lease]

unpaid rent and other sums shall be for the account of LESSEE, even if they are not compulsory.

SEVEN. LESSEE hereby hands over the sum of SEVEN HUNDRED THOUSAND PESETAS (700,000 pts.) as a deposit, equivalent to two month's rent at the initial rate. This sum may under no circumstance during the effective term of this agreement be offset against rent due hereunder.

Pursuant to the Urban Leases Act s. 36.5, the aforesaid deposit shall be supplemented each year throughout the effective term of this lease as an additional guarantee, in the same way as the revision of the rent, such that the amount of the deposit is equivalent at all times to two months' rent at the rate prevailing from time to time.

The deposit and additions thereto made by LESSEE shall be refunded upon termination of this agreement, once LESSEE has proved that the different services, such as water, electricity, gas, telephone, etc. have been cut off and all sums outstanding have been paid, after deducting any rent due and payable, the cost of repairing any damage caused to the property and any other expenses corresponding to LESSEE that may have been paid by LESSOR.

EIGHT. Irrespective of the agreed rent and any increases in the amount made hereunder, LESSEE undertakes to pay the following expenses:

     a) The purchase, maintenance, repair and/or replacement of meters for supplies and the cost of consumption.
     b) Any increase in the premium of the fire insurance taken out for the building, if such premium is raised by virtue of the installation or nature of LESSEE's business.
     c) Any expenses deriving from this agreement, such as stamp duty, handling and registration, obtaining the business licence or opening permission and the fees and expenses of the Administrator, for execution and handling of applications.
     d) The total amount of Property Tax corresponding to the leased property. If the full amount corresponding to the building has not been itemised for individual properties, it shall be split in proportion to their respective areas.
     e) Any subsequent increases deriving from the variation of any other tax on the property or due to raising of the base or percentage of the duties, local taxes or rates and any type of tax in general.
     f) All "Community" expenses, ordinary and extraordinary, including but by no means limited to the proportional part corresponding to the leased premises in the caretaker service, security and even social security or pay changes. For this purpose, LESSEE shall pay each month the sum of SEVENTY THOUSAND PESETAS (70,000 pts.) as a provision of funds for such community expenses, and LESSOR shall make the corresponding assessment.
     g) The sum of 4,000 pts/month as a fixed instalment during the first year of the contract for air-conditioning maintenance expenses. This sum shall be adjusted each year by the same percentage as the rent review.
     For this purpose, LESSEE accepts the maintenance contract signed by LESSOR with the firm NN VILADAL, S.L., a photocopy of which is attached hereto, stating the cost of the maintenance service at 48,000 pts/year.

                          [English Translation of No. 4,
                           Cister 6, Barecelona Lease]

NINE. LESSOR shall require written authorization from LESSOR to make any alterations of whatsoever nature to the property. Upon termination or expiry of this agreement, any work or installations made by LESSEE shall be left for the benefit of the property, unless LESSOR opts to have the property restored to its original state, in which case the necessary work shall be done for the account of LESSEE.

TEN. The maintenance, upkeep and repair of the property and installations thereon shall be for the account of LESSEE. By way of illustration only, LESSEE undertakes to:

     a) Keep the property clean and tidy and in a perfect state of repair, respecting all communal elements, particularly their visible parts such as balconies, blinds, gardens and paintwork.
     b) Respect the Bylaws and resolutions of the Community of Owners of which it is informed by LESSOR.
     c) Preserve the leased property in perfect condition and refrain from installing any transmissions, engines, machinery, etc. that may produce vibration or noise disturbing other occupants of the building or adjacent buildings, or that may adversely affect the soundness, strength or upkeep of the building.
     d) Not store or handle any explosive, inflammable, inconvenient or unhealthy materials in the leased property and comply at all times with the bye-laws in force from time to time.
     e) Allow access to the leased property by LESSOR, the Administrator and any industrial workers or operators nominated by them to do or make any kind of inspection or testing of work or repairs made to the leased property or the building in which it is situated, provided they give at least 24 hours' notice.
     f) LESSEE shall be directly and exclusively liable for any damage that may be caused to third parties or objects directly or indirectly by or as a result of the business installed, holding LESSOR totally harmless from such liabilities.
     g) LESSEE further undertakes not to put up any neon signs or plaques on the outside of the building or in the porch or doorway, nor to add any other element to the outside of the building. LESSEE further undertakes not to install any neon or other signs in the leased property or, in general, any advertising elements whatsoever that may be visible from outside the building and may affect the harmonious unity of the building as a whole.

ELEVEN. LESSOR accepts no responsibility whatsoever for refusal by the authorities to grant LESSEE opening permission or prohibits its business after authorizing the business. All local or state taxes, duties, rates, taxes and imposts of whatsoever nature levied on or in connection with the business shall be payable exclusively by LESSEE, holding LESSOR entirely harmless from such liabilities.

TWELVE. LESSOR shall be not be held responsible or liable for the absence or cut-off of any service or supply.

THIRTEEN. LESSEE expressly waives the rights of first refusal established in the Urban Leases Act, s. 25 in relation to s. 31, in the form of pre-emption and/or redemption.

                          [English Translation of No. 4,
                           Cister 6, Barecelona Lease]

FOURTEEN. LESSEE undertakes not to assign, subrogate or surrender the leased property, in full or in part, save with written authorization from LESSOR, expressly waiving the right corresponding to it under s. 32.1 of the Act.

Any merger, conversion or split-up of the LESSEE shall, for the purposes of this agreement, be considered an assignment of LESSEE.

FIFTEEN. In the event of default by either party of any of its obligations hereunder or under the applicable law, the other party may request termination of the lease and compensation for damages or just compensation, leaving the agreement in force. Moreover, LESSOR may expressly and automatically terminate this lease should LESSEE fall into insolvency of whatsoever nature, such as receivership or bankruptcy.

SIXTEEN. Upon expiry of this lease, i.e. December 31, 2005, if LESSEE fails to vacate the leased property upon receiving the notice from LESSOR contemplated in the first paragraph of Clause FOUR, LESSEE undertakes to pay, as compensation for damages, the sum of THIRTY-FIVE THOUSAND PESETAS (35,000 pts.) per calendar day from the date of expiry of the agreement to the date of total, final vacation of the property.

SEVENTEEN. LESSEE shall by no means be entitled to compensation for clientele, goodwill or any other similar items contemplated in the Urban Leases Act s. 34, expressly waiving the right established therein.

EIGHTEEN. LESSEE indicates the address of the property leased hereunder as its address for notice and service, undertaking to notify LESSOR of any change of address.

NINETEEN. This lease is not subject to any withholding tax, since LESSOR is liable for taxation under no. 861 of the rates for Professional & Business Tax, pursuant to Royal Decree 113/98 of January 30. A certificate issued expressly by the tax authorities certifying such taxation is attached hereto.

TWENTY. The total sum payable monthly hereunder, at the date hereof and until any of the variations contemplated herein come into force, is 491,840 pts. (FOUR HUNDRED AND NINETY-ONE THOUSAND EIGHT HUNDRED AND FORTY PESETAS), broken down as follows:

             Basic Rent:.................................             350,000
             Provision for community expenses............              70,000
             Share in air-conditioning maintenance.......               4,000
             VAT 16%.....................................              67,840

                          [English Translation of No. 4,
                           Cister 6, Barecelona Lease]

TWENTY-ONE. LESSEE hereby pays EDIFICACIONES AVENIDA, S.A. the sum of 1,191,840 pts. (ONE MILLION, ONE HUNDRED AND NINETY-ONE THOUSAND, EIGHT HUNDRED AND FORTY PESETAS), corresponding to the following:

             Rent February 1999..........................             350,000
             Provision for community expenses............              70,000
             Share in air-conditioning maintenance.......               4,000
             VAT 16%.....................................              67,840
             Deposit.....................................             700,000

TWENTY-TWO. Both parties indicate the city of Barcelona as the place of execution of this agreement, expressly waiving any other jurisdictions that may correspond to them. They voluntarily submit to the competence and jurisdiction of the courts and tribunals of Barcelona to clear up any doubts, issues or discrepancies that may arise in or in connection with the interpretation, fulfilment and enforcement of this agreement.


AS WITNESS the hands of the duly authorized representatives of the parties hereto, in two originals, both to the same effect, at the place and date first above mentioned.


EDIFICACIONES AVENIDA, S.A.                   PICIS RESEARCH & DEVELOPMENT, S.A.
Administrator                                 Managing Director
SETEINSA
Attorneys
Signed:                                       Signed:
JUAN DALMAU CARCELLER                         MARK EDWARD SEREMET
JOSE MARIA NUNEZ NAVARRO